SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 26, 2005

Date of Report (Date of earliest event reported)

RCN Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-16805	22-3498533
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

196 Van Buren Street

Herndon, VA 20170

(Address of principal executive offices, including zip code)

(703) 434-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 19, 2005, at the annual meeting, the stockholders of RCN Corporation (“RCN”), approved RCN’s Senior Executive Annual Bonus Plan and RCN’s 2005 Stock Compensation Plan adopted by the Board of Directors of RCN on April 7, 2005.

A copy of RCN’s Executive Annual Bonus Plan is attached hereto as Exhibit 99.1 and incorporated by reference under the Securities Act of 1933, as amended. A copy of RCN’s 2005 Stock Compensation plan is attached hereto as Exhibit 99.2 and incorporated by reference under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1	RCN Corporation Senior Executive Annual Bonus Plan.

Exhibit 99.2	RCN Corporation 2005 Stock Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN CORPORATION

By:	/s/ STEPHEN A. BOGIAGES
Name:	Stephen A. Bogiages
Title:	General Counsel, Executive VP and Corporate Secretary

Date: July 26, 2005

EXHIBIT INDEX

Exhibit No.
Exhibit 99.1	RCN Corporation Senior Executive Annual Bonus Plan.

Exhibit 99.2	RCN Corporation 2005 Stock Compensation Plan.